                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of Amendment No. 1 to this Registration Statement on Form S-3 (No. 33-58881) of our report dated March 27, 1995 relating to the consolidated financial statements of The Lincoln Electric Company (Australia) Proprietary Limited and subsidiaries (not presented separately herein). We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse

Parramatta, Australia

June 5, 1995